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                                                                   Exhibit 10.17
                                                                     (Form 10-K)

                    SECOND AMENDMENT TO EMPLOYMENT AGREEMENT


This Second Amendment to Employment Agreement (the "Amendment"), is entered into as of January 23, 2003 by and between William R. Hartman (the "Executive") and Citizens Banking Corporation, a Michigan corporation (the "Company")

WHEREAS, the parties desire to enter into this Amendment in order to amend the terms of the Employment Agreement entered into between the parties on February 11, 2002;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, it is hereby covenanted and agreed by the Executive and the Company as follows:

2. Employment. The parties agree that, for purposes of Section 1 of the Employment Agreement, the "Agreement Term" shall be the period beginning on the Effective Date and ending on the fifth anniversary of the Effective date.

3. Termination of Employment. The parties agree that within Section 5(c)(i) of the Employment Agreement all references to the terms "three times" shall be replaced with the terms "five times", and all references to the terms "three previous fiscal years" shall be replaced with the terms "five previous fiscal years."

         The parties also agree that within Section 5(c)(iii) any reference to the terms "third annivesary" shall be replaced with the terms "fifth anniversary."

4. Nonsolicitation. The parties agree that within Section 7 of the Employment Agreement all references to the terms "three year period" shall be replaced with the terms "five year period."

5. Noncompetition. The parties agree that within Section 8 of the Employment Agreement all references to the terms "three year period" shall be replaced with the terms "five year period."

5. Continuing Effect of Employment Agreement. Except as amended hereby, all other provisions of the Employment Agreement shall remain in full force and effect.


IN WITNESS THEREOF, the Executive and the Company have caused this Second Amendment to Employment Agreement to be executed as of the date set forth above.


William R. Hartman                       Citizens Banking Corporation


/s/ William R. Hartman                   By: /s/ Kendall B. Williams
------------------------------------         -----------------------------------
Executive                                      Kendall B. Williams

                                         Its:Chairman, Compensation and Benefits
                                             Committee